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                                                                   Exhibit 23.1

                           CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement
(Form S-8) pertaining to the Employee Stock Purchase Plan of Biosite Diagnostics Incorporated of our report dated February 6, 1998 with respect to the financial statements of Biosite Diagnostics Incorporated included in its Annual Report (Form 10-K) for the year ended December 31, 1997 filed with the Securities and Exchange Commission.



                                                              ERNST & YOUNG LLP


San Diego, California
July 22, 1998